Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24D

THIRD AMENDMENT

TO THE

PROCESSING AND PRODUCTION SERVICES AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain Processing and Production Services Agreement executed on June 18, 2003, as subsequently amended by the First Amendment dated June 14, 2004, the Letter Agreement dated June 29, 2006 and the Second Amendment dated November 3, 2008 (collectively, the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defied term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree as follows as of the Effective Date:

1.	Section 14, Intellectual Property; Infringement Indemnity and Indemnification Procedures, of the Agreement is modified by adding new subsections (e), (f) and (g), as follows:

“(e) If any action, suit or proceeding is instituted against CSG based upon a claim that any intellectual property of Client used by CSG in the form furnished and manner approved by Client and otherwise in conformity with the terms of this Agreement and any statement of work hereunder (“SOW”) infringes a copyright, trademark, trade secret or U.S. patent or any other intellectual property of a third party, then Client shall indemnify, defend (including, without limitation, by making any interim payment necessary for appeal) and hold CSG and CSG’s Related Parties harmless, at Client’s sole expense, and pay the damages and costs finally awarded against CSG and/or its Related Parties in the infringement action or any settlement amount approved by Client, but only if CSG complies with the indemnification procedures set forth in subparagraph (d) of this Section 14.

(f) TWC Marks. CSG agrees that it shall not make use of any corporate names, trade names, logos, product/service identifiers, trademarks and/or service marks owned or licensed by Client (the “TWC Marks”) except as expressly approved in writing, in advance, by Client. All such approvals granted by Client shall (i) be valid solely during the term specified by Client, (ii) be limited to the specific purpose for which approval was sought and received (to the extent reasonably required in connection with CSG’s performance under this Agreement and/or any SOW), and (iii) be deemed a limited, non-exclusive, non-transferable, revocable right and license, without right to sublicense, to use the TWC Marks designated by Client for the approved use, which right and license shall terminate and revert to Client contemporaneously with the earliest of the expiration or earlier termination of the term of the licensed TWC Marks as specified by Client, the expiration of this Agreement, or upon any earlier termination of the Agreement by Client in accordance with the terms of the Agreement. All such uses shall be in accordance with the reasonable procedures and guidelines provided by Client to CSG from time to time. CSG shall abide by all applicable laws and regulations with respect to the TWC Marks. CSG agrees that it shall not bring any legal action or claim that challenges the TWC Marks licensed to CSG for use in connection with this Agreement and/or any SOW in any forum, provided, however, the foregoing is not intended to prevent

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG from defending, or in any manner limit CSG’s ability to defend, itself against any third party claims for infringement based on the TWC Marks brought against CSG. Further, CSG shall use reasonable efforts to avoid registering on its own behalf any confusingly similar trade names, trademarks, insignia, or domain names in any jurisdiction. As between the parties, Client shall be and remain the owner of all right, title and interest in and to all TWC Marks, along with any goodwill associated therewith, and all intellectual property rights in any of the TWC Marks licensed to CSG for its use in connection with this Agreement and/or any SOW, and CSG hereby assigns to Client all right, title and interest CSG may be deemed to have therein. Without limiting the foregoing, all goodwill arising from CSG’s use of any TWC Marks licensed to CSG for use in connection with this Agreement and/or any SOW shall, as between the parties hereunder, inure to the benefit of Client and its applicable licensors. All rights not expressly granted by Client are reserved. No implied licenses are granted by the terms of this Agreement and/or any SOW and no license rights with respect to any TWC Marks shall be created by implication or estoppel.

(g) TWC Design Look and Feel:

(1)	Except as provided in Section 14(g)(2), “TWC Design Look and Feel” means (i) the composite design (or “theme”) of any statement designs provided by Client on or after the Effective Date of the Third Amendment to this Agreement (CSG Document #2308161) or as described in the Statement of Work entitled “Conversion Services for full Color Printing and Mailing” (CSG Document #2305966), whether in draft or final form, (ii) any enhancements, modifications and/or updates thereto whether provided by Client and/or otherwise developed in connection with this Agreement and whether in draft or final form, and (iii) all intellectual property rights therein, if any. TWC Design Look and Feel may include such elements as graphics, text, headings, borders, pictures, bullets, colors, shapes layouts, styles (fonts) and typefaces to the extent not excluded under Section 14(g)(2).

(2)	TWC Design Look and Feel shall not mean elements that (i) are general or generic in nature, (ii) are used by CSG and/or any third party on behalf of CSG separate and apart from the totality of the TWC Design Look and Feel, (iii) constitute tools, materials, methodologies, templates, know-how, designs and all updates, modifications, enhancement and derivative works thereof that are of general application and used or usable generally by CSG in the provision of services to its customers that are not specific and unique to the TWC Design Look and Feel (collectively, the “General Tools”), (iv) constitute the features and/or components of the TWC Design Look and Feel contributed by CSG through the use of the General Tools (“CSG Components”), or (v) constitute computer software developed and/or utilized by CSG in conjunction with the CSG Services under this Agreement and/or any SOW, and all updates, modifications, enhancements and derivative works of such software and all copies thereof (the “CSG Software”). For avoidance of doubt, the CSG Software excludes any software provided to CSG by Client and developed by Client or by a third party for such Client, where title to such software vests in such Client or is licensed to such Client as provided in Section 14(a) of this Agreement.

(3)	CSG hereby acknowledges and agrees that the TWC Design Look and Feel shall be owned by, and the exclusive property of, Client. CSG shall use such TWC Design Look and Feel solely in connection with performing its obligations under this Agreement. All rights not expressly granted by Client are reserved. CSG acknowledges and agrees that no implied licenses are granted by Client hereunder with respect to the TWC Design Look and Feel and no license rights with respect to any TWC Design Look and Feel shall be created by implication or estoppel.

(4)

Client hereby grants to CSG a non-exclusive, non-transferable, royalty-free, license (without right to sub-license) to use the TWC Design Look and Feel solely for the purpose of performing the Services and providing any deliverables under this Agreement and/or any SOW. CSG agrees that it shall not disclose or suggest to any of its other

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

customers, the TWC Design Look and Feel. For purposes of illustration and without limiting the foregoing, neither CSG nor any third party on behalf of CSG shall use or replicate the TWC Design Look and Feel for any other customer of CSG.

(5)	Notwithstanding anything in this Agreement to the contrary, but subject to the limitations set forth in Sections 14(g)(5)(y) and 14(g)(5)(z), CSG agrees that CSG shall not (i) incorporate into the bill statements of any of its customers other than Client, any of the four (4) features and/or components described in Exhibit A attached hereto (the “TWC Elements”), and/or (ii) disclose or suggest to, or make available to, any of its other customers, any of the TWC Elements. The foregoing Sections 14(g)(5)(i) and 14(g)(5)(ii), (y) shall not, in response to the independent request of any other customer of CSG, restrict CSG from independently creating and developing any features and/or components that are the same or substantially similar to the TWC Elements without reference to or use of the TWC Elements and/or the underlying creative and development information of CSG and TWC and/or of TWC which was utilized in creating and developing such TWC Elements, and (z) shall not apply to any features and/or components that are the same or substantially similar to the TWC Elements that CSG may have placed into production for, or delivered to, any other CSG customer, or that CSG independently developed, prior the Effective Date as evidenced and verified by contemporaneous written records.

(6)	Notwithstanding anything in this Agreement to the contrary, to the extent CSG contributes or utilizes any CSG Components and/or General Tools in the creation or development of the TWC Design Look and Feel, Client shall be entitled to replicate or have replicated the TWC Design Look and Feel without restriction. For avoidance of doubt, nothing contained in this Agreement shall be construed to prohibit Client and/or its third parties from replicating any elements of the Client statements, including without limitation, designs as described in Section 14(g)(1), and CSG hereby acknowledges and agrees that Client and/or its third parties may, without restriction replicate any elements of the Client statements, including without limitation, designs as described in Section 14(g)(1) (e.g., look and feel, functions and features, components, etc.). The foregoing shall survive the expiration and/or termination of the Agreement.”

2.	Section 19.8, Notices, of the Agreement is hereby modified by deleting all address information that follows the last sentence of the paragraph and adding the following new address information:

“If to CSG:

CSG Systems, Inc.

***** ***** ******* ****

***** ** *****

Attn: **** ********** ******* ********** ************

With a required copy to:

CSG Systems, Inc.

**** ****** ******

********** ** *****

Attn: ******* *******

If to TWC:

Time Warner Cable

**** ******** ********* *****

********** ** *****

Attn: *** ********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

With a required copy to:

Time Warner Cable

** ******** ******

*** ***** *** **** *****

Attn: ******* *******

If to any other Client:

At the address set forth for such Client in the applicable Affiliate Addendum (with a required copy to TWC as set forth above).”

This Amendment is executed as of the Effective Date.

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ James Jeffcoat	By: /s/ Michael J. Henderson

Name: James Jeffcoat	Name: Michael J. Henderson

Title: Senior Vice President	Title: EVP Sales & Marketing

Date: June 3, 2011	Date: 6/9/11

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit A

TWC Elements

1. “*** *****” ***** ****** *** ** *****;

2. ******** ** ******* *** ******* ******* ** *** ****** ** *** **** ****** **** **** ** *** ******* ****;

3. ******** ***** ***** ********* *** **** ****** **** * ***** **** ** ****** *********; ***

4. ********** ******** ******** ********* ******** ***** ****** ** *********.

5